SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 17, 2008

GEOVAX LABS, INC.
(Exact name of registrant as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52091 (Commission File No.)	87-0455038 (IRS Employee Identification No.)
1256 Briarcliff Road N.E.
Emtech Bio Suite 500
Atlanta, Georgia 30306
(Address of Principal Executive Offices) (Zip Code)
(404) 727-0971
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13(e)-4(c))

     This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the registrant’s management as well as estimates and assumptions made by the registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative if these terms and similar expressions as they relate to the registrant or the registrant’s management identify forward looking statements. Such statements reflect the current view of the registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the registrant’s industry, operations and results of operations and any businesses that may be acquired by the registrant. These risks include the risk that the Company may not generate revenue or achieve profitability in the future, the Company’s need for continued funding, that the products the Company has under development may not prove successful, and other risks, including those set forth in the registrant’s most recent Form 10-K and subsequent Filings. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Item 3.02 Unregistered Sales of Equity Securities.
     On June 18, 2008, GeoVax Labs, Inc., a Delaware corporation, (“GeoVax”) issued approximately 743,414,825 shares of its common stock to former holders of common stock of GeoVax Labs, Inc., an Illinois corporation (“GeoVax Illinois”) on a one-for-one basis as described in Item 8.01 below. Outstanding options and warrants to acquire approximately 42,247,757 shares of common stock of GeoVax Illinois were converted into the right to acquire shares of GeoVax common stock on a one-for-one basis.
     The Company relied upon SEC Rule 145(a)(2). The transaction was a statutory merger in which the securities of GeoVax Illinois were exchanged for the securities of GeoVax and the transaction’s sole purpose was to change the issuer’s domicile from Illinois to Delaware.
Item 8.01. Other Events.
     On June 17, 2008, the stockholders of GeoVax Illinois approved a change in its state of incorporation from Illinois to Delaware by the merger of GeoVax Illinois with and into its wholly-owned subsidiary, GeoVax, pursuant to which:
¡	The Certificate of Incorporation attached hereto as Exhibit 3.1 became the Certificate of Incorporation of the surviving company; and

¡	The Bylaws attached hereto as Exhibit 3.2 became the Bylaws of the surviving company.
     The merger documents were filed on June 18, 2008 with Delaware and Illinois. Effective upon such filings, GeoVax became the surviving corporation and a successor registrant under the Securities Exchange Act of 1934. The separate existence of GeoVax Illinois ceased at the effective time of the merger. As a result of the redomestication, each share of GeoVax Illinois common stock became one share of GeoVax common stock.

Item 9.01 Financial Statements and Exhibits.
 (d) Exhibits:

Exhibit No.	Description

3.1*	Certificate of Incorporation of GeoVax Labs, Inc., a Delaware corporation, as filed with the Secretary of State of Delaware on June 17, 2008.

3.2*	Bylaws of GeoVax Labs, Inc., a Delaware corporation

*	Filed with this Form 8-K

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOVAX LABS, INC.
June 19, 2008	By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

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